Exhibit 10.1

AMENDMENT TO EMPLOYMENT LETTER DATED MAY 5, 2004

This 26th date of September, 2006, GIGABEAM CORPORATION, a Delaware corporation, with its corporate headquarters located at 470 Springpark Place, Suite 900, Herndon, Virginia, 20170, its successors and assigns (hereinafter collectively referred to as “Company”), and DON E. PECK, an individual residing at 1309 Ballyclare Court, Raleigh, North Carolina, 27614 (“Executive”), taking into consideration certain current financial exigencies affecting the Company, and intending to be legally bound hereby, agree to amend the Employment Letter of May 5, 2004 between them, as follows:

Effective September 26, 2006, the annual base salary, as adjusted and provided for in Item 4 of the Employment Letter shall be reduced by twenty-five (25%) percent.

IN WITNESS WHEREOF, the parties have executed and delivered this amendment, as of the date first above written.

GIGABEAM CORPORATION

By:	/s/ Douglas G. Lockie
Douglas G. Lockie
President and Chief Technology Officer

DON E. PECK
/s/Don E. Peck